VAUGHAN NELSON SMALL CAP VALUE FUND

Supplement dated March 5, 2020 to the Prospectus and Summary Prospectus of the Vaughan Nelson Small Cap Value Fund, dated May 1, 2019, as may be revised and supplemented from time to time.

On March 5, 2020, the Board of Trustees of Natixis Funds Trust I approved the re-opening of the Vaughan Nelson Small Cap Value Fund to new investors. Effective March 31, 2020, the Vaughan Nelson Small Cap Value Fund will begin accepting orders for the purchase of shares from new investors.

Accordingly, all references to the Vaughan Nelson Small Cap Value Fund being closed to new investors are hereby removed from the Prospectus and Summary Prospectus.